UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 21, 2016

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 27, 2016, Apogee Enterprises, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Original Filing”) reporting certain compensatory arrangements with officers of the Company, including the grants of bonus pool awards for annual bonus awards for the Company’s fiscal year ending March 4, 2017, restricted stock awards, two-year cash-based performance awards with performance periods commencing on February 28, 2016 and ending March 3, 2018, a CEO evaluation-based retention incentive award and a CEO performance-based retention incentive award with a performance period commencing on February 28, 2016 and ending March 3, 2018. The Original Filing reported that on April 21, 2016, the Company’s Compensation Committee (the “Committee”) decided to grant a restricted stock award to Joseph F. Puishys, Chief Executive Officer and President, having a value of $1,018,445, with the number of shares to be awarded to him to be determined using the closing price of the Company’s common stock on the NASDAQ Global Select Market on April 29, 2016, the last trading day in the month of April 2016. The Company is filing with the SEC this Amendment No. 1 to the Original Filing in order to report the number of shares of restricted stock awarded to Mr. Puishys effective as of April 30, 2016. The description of the restricted stock awards included below hereby amends and supersedes the disclosure provided in “Restricted Stock Awards” section in the Original Filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Restricted Stock Awards

At meetings of the Committee and the Company’s Board held on April 21, 2016, the executive officers listed below were awarded shares of restricted stock in the amounts indicated below:

Name	Position	Number of Shares of Restricted Stock Awarded (#)		Value of Award ($)		Fully Vested Date
Joseph F. Puishys	Chief Executive Officer and President	24,576	(1)	1,018,445		4/30/2019
James S. Porter	Executive Vice President and Chief Financial Officer	6,300		274,806	(2)	4/30/2019
Patricia A. Beithon	General Counsel and Corporate Secretary	4,530		197,599	(2)	4/30/2019
John A. Klein	Senior Vice President, Operations and Supply Chain Management	2,100		91,602	(2)	4/30/2019
Gary R. Johnson	Vice President and Treasurer	2,001		87,284	(2)	4/30/2019

(1)	The Committee awarded Mr. Puishys a restricted stock award having a value of $1,018,445, with the number of shares to be determined using the closing price of our common stock on the NASDAQ Global Select Market on April 29, 2016, the last trading day in the month of April 2016. The closing price of our common stock on the NASDAQ Global Select Market on April 29, 2016 was $41.44.

(2)	The value of the award was calculated by multiplying the number of shares of restricted stock awarded by $43.62, the closing price of our common stock on the NASDAQ Global Select Market on April 21, 2016, the date of grant.

The restricted stock awards were made pursuant to the shareholder-approved Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (the “Stock Incentive Plan”), a copy of which is on file with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 28, 2011.

The shares of restricted stock vest in three equal annual installments commencing on April 30, 2017 (such three-year period is referred to herein as the “Restricted Period”). In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Retirement (as defined in the agreement) or involuntary termination without Cause (as defined in the agreement), the Committee has the right to cause the remaining unvested shares to be accelerated as of the date of such Retirement or involuntary termination without Cause. In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Disability (as defined in the agreement) or death, the shares of restricted stock will become immediately vested in full.

In the event of a Change in Control (as defined in the Stock Incentive Plan) during the Restricted Period and the executive officer’s employment is simultaneously or subsequently terminated by the Company without Cause or by the executive officer for Good Reason (as defined in the agreement) during the Restricted Period, the restrictions with respect to all of the shares held by the executive officer at the time of termination shall lapse and the shares shall immediately vest as of the date of such termination of employment.

The form of Restricted Stock Agreement used in connection with restricted stock awards under the Stock Incentive Plan, including the awards to the executive officers listed above, a copy of which is on file with the SEC as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011 (the “Form of Restricted Stock Agreement”), is incorporated herein by reference.

The foregoing description of the Form of Restricted Stock Agreement is not complete and is qualified in its entirety by reference to the copy of such agreement that is on file with the SEC as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon
General Counsel and Secretary

Date: May 5, 2016

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011).

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